Sage Ranch	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about property, plant and equipment [abstract]
Sage Ranch [Text Block]

6 Sage Ranch

	December 31, 2022	December 31, 2021
Opening balance	$1,851,487	$701,983
Property taxes, net of Captiva repayment	-	(7,267)
Land appraisal & related fees	1,503,239	1,159,749
Water rights	1,975,455	-
Unrealized foreign exchange	126,238	(2,978)
	$5,456,419	$1,851,487

On October 6, 2018, the Company entered into an agreement to sell a 50% undivided interest in the Sage Ranch project to Captiva, which represents a non-arm's length transaction. The Company received 10,687,500 common shares of the Captiva which had a fair value of $1,068,750 and $112,500 in cash for total consideration of $1,181,250 ("Sale Agreement").

On August 10, 2020, the Company entered into an option and joint venture agreement (the "Option and Joint Venture Agreement") with Captiva amending the terms of the original agreement.

Pursuant to the terms of the Option and Joint Venture Agreement, Captiva's 50% interest in the Sage Ranch Project was converted into an option to earn (the "Option") a 50% net profits interest in the Tehachapi Property by:

1. Captiva paying the Company a cash payment of $112,500 (the "Cash Payment") (Captiva satisfied this payment in 2018 under the terms of the Sale Agreement);

2. Captiva issuing the Company common shares (the "Share Payment") (Captiva satisfied this payment in 2018 through the issuance of 10,687,500 common shares under the terms of the Sale Agreement); and

3. Captiva funding the applicable permitting and development costs for the Sage Ranch Project (Captiva is in default on such funding obligations and no determination has been made as to the affects to the JV at this point in time).

Captiva has until the earlier of: (i) August 20, 2025 and (ii) the date the Company receives final approval from the City of Tehachapi (and other required regulatory approval) to build houses on the Tehachapi Property, to exercise the Option.

If Captiva makes the payments summarized above by the required time, Captiva will exercise the Option and will automatically acquire a 50% net profits interest in and to the Sage Ranch Project. If Captiva exercises the Option, then Captiva and the Company will immediately enter into a joint venture (the "Joint Venture") pursuant to the terms of the Option and Joint Venture Agreement. Pursuant to the terms of the Joint Venture, the Company and the Captiva are required to evenly split all net profits derived from the Sage Ranch Project.

During the year ended December 31, 2022, the Company acquired water rights for the Sage Ranch project by way of a debt settlement agreement with an officer and director of the Company.The debt of US$1,000,000 was settled in exchange of 925,926 units of the Company. Each Unit consists of one common share plus one whole share purchase warrant. Each warrant is exercisable to acquire one common share at an exercise price of $1.46 for a period of three years from the date of this news release (Note 12).